                                                                    EXHIBIT 23.1
                                                                    ------------

                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on October 23, 1998 (No. 333-66045) of Innotrac Corporation of our reports, dated January 31, 1999, included in the December 31, 1998 Annual Report on Form 10-K of Innotrac Corporation.


/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 22, 1999